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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                              SEPTEMBER 26, 1995
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                        COMMISSION FILE NUMBER 1-9718

                                PNC BANK CORP.

            (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                                25-1435979
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)



                                ONE PNC PLAZA
                         FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA 15265
                   (Address of principal executive offices)
                                  (Zip Code)



                                (412) 762-1553
             (Registrant's telephone number, including area code)

        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS


        1995 THIRD QUARTER FINANCIAL RESULTS

        On October 18, 1995, PNC Bank Corp. ("Corporation") reported results of operations for the three months and nine months ended September 30, 1995. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99 and incorporated herein by reference.

        PROPOSED MERGER WITH MIDLANTIC CORPORATION

        On September 26, 1995, the Corporation received approval of the proposed merger ("Merger") with Midlantic Corporation ("Midlantic") from the Board of Governors of the Federal Reserve System ("Federal Reserve") under the Bank Holding Company Act of 1956, as amended (the "BHCA"). The BHCA provides that the Merger may not be consummated until the 30th day after Federal Reserve approval is received. On October 3, 1995, the Corporation also received approval of the Merger from the Commissioner of Banking of New Jersey under applicable provisions of New Jersey banking laws.

        At a Special Meeting of Shareholders to be held on Friday, November 17, 1995, shareholders of record of the Corporation at the close of business on September 29, 1995, will be asked to consider and vote upon the Merger, including, among other things, the issuance of up to 115,000,000 shares of the Corporation's common stock.

        ADDITIONAL DIRECTOR

        On October 5, 1995, Paul W. Chellgren, President and Chief
        Operating Officer of Ashland, Inc., was appointed to the Corporation's Board of Directors, increasing the number of directors to eighteen.
        As previously disclosed, there will be an additional four directors appointed to the Corporation's Board of Directors upon consummation of the Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PNC BANK CORP.
                                            (registrant)

Date: October 19, 1995                By /s/ ROBERT L. HAUNSCHILD
                                            --------------------------
                                            Robert L. Haunschild
                                            Senior Vice President and
                                            Chief Financial Officer





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                                EXHIBIT INDEX

99 A copy of the earnings press release issued by the Corporation on October 18, 1995, with respect to the results of operations for the three months and nine months ended September 30, 1995, is filed herewith.

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